UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 159(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 1999

                           COLUMBIA LABORATORIES, INC.
            (Exact name of registrant as specified in its character)

    DELAWARE                                1-10352                             59-2758596
-------------------------------------------------------------------------------------------------------------------
    (State or other jurisdiction-           (Commission                         (IRS Employer
    of incorporation)                       File Number)                         Identification Number)

          2875 NORTHEAST 191 STREET, SUITE 400, AVENTURA, FLORIDA       33180
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               (Address of principal executive offices)               (Zip Code)

                                 (305) 933-6089
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              (Registrant's telephone number, including area code)

Item 5.  Other Events

                  On November 3, 1999, Columbia Laboratories, Inc. (the "Registrant") plans to disseminate its bi-monthly stockholders newsletter in order to keep its stockholders updated on its latest product developments; its position within evolving markets; market penetration; new launches of existing product lines; and changes in regulations or the market environment which could alter the Registrant's position in the market.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

EXHIBIT           DESCRIPTION
-------           -----------

99.2              Columbia Laboratories, Inc.'s November, 1999 newsletter.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           COLUMBIA LABORATORIES, INC.
                           ---------------------------
                           (Registrant)

                           By: /S/ DAVID L. WEINBERG
                               -----------------------
                               David L. Weinberg
                               Chief Financial Officer

Date: November 2, 1999

                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
-------           -----------

99.2              Columbia Laboratories, Inc.'s November, 1999 newsletter.